Filed with the Securities and Exchange Commission on April 17, 2026
REGISTRATION NO. 333-286279

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 6

LINCOLN BENEFIT LIFE COMPANY
(Name of Insurance Company)

701 O STREET
SUITE 500
LINCOLN, NEBRASKA 68508
(Address of Insurance Company’s principal executive offices)

(888) 674-3667
(Insurance Company’s Telephone Number, including Area Code)

STEVEN FRY
LINCOLN BENEFIT LIFE COMPANY
701 O  STREET
SUITE 500
LINCOLN NEBRASKA 68508
(Name and address of agent for service)

COPIES TO:
SCOTT VAN WYNGARDEN
LINCOLN BENEFIT LIFE COMPANY
701 O STREET
SUITE 500
LINCOLN, NEBRASKA 68508
(515) 304-4612

Approximate Date of Proposed Sale to the Public: Continuously on and after the effective date of this Registration Statement

It is proposed that this filing become effective: (check appropriate box)

□	immediately upon filing pursuant to paragraph (b) of Rule 485
⊠	on May 1, 2026 pursuant to paragraph (b) of Rule 485
□	60 days after filing pursuant to paragraph (a)(i) of Rule 485
□	on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

□	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
□	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
□

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

⊠	Insurance Company relying on Rule 12h-7 under the Exchange Act
□	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act

Market Value Adjusted Fixed Account under Certain Variable Annuity Contracts Issued by Lincoln Benefit Life Company
Lincoln Benefit Life Company
Street Address: 5801 SW 6th Ave., Topeka KS 66606-00001
Mailing Address: P.O. Box 758561, Topeka, KS 66675-8561
Telephone Number: 1-800-457-7617
Fax Number: 1-785-228-4584

Prospectus dated May 1, 2026

Lincoln Benefit Life Company (“LBL,” the “Company,” “Lincoln Benefit,” “we,” “us,” and “our”) issues the market value adjusted Fixed Account Options (the “Guaranteed Maturity Fixed Account Option(s)”) described in this prospectus. The Guaranteed Maturity Fixed Account Options are available only under the following variable annuity contracts that we offer: The LBL Consultant I Variable Annuities (“Consultant I”), the LBL Consultant II Variable Annuities (“Consultant II”), and the LBL Premier Planner Variable Annuities (“Premier Planner,” and collectively with Consultant I and Consultant II, the “Contracts,” and each a “Contract”). The Contracts are individual deferred variable annuity contracts issued by Lincoln Benefit Life Company through Lincoln Benefit Life Variable Annuity Account (the “Variable Account”). The Contracts are designed to aid in long-term financial planning. Under the Contracts, you invest your purchase payments in the investment options available under the Contracts, which generally include the sub-accounts of the Variable Account and the fixed account options, which are the Guaranteed Maturity Fixed Account Option and the Dollar Cost Averaging Fixed Account Option. None of the Contracts are currently offered for new sales. However, under outstanding Contracts you may be able to make additional purchase payments, and allocate additional purchase payments or transfer amounts of Contract Value to the Guaranteed Maturity Fixed Account Option.

This prospectus (“Prospectus”) describes the material features of the Guaranteed Maturity Fixed Account Option available under your Contract. This Prospectus does not describe the material feature of the Contracts or the investment options available under the Contracts other than the Guaranteed Maturity Fixed Account Option. Please read this Prospectus in conjunction with the most recent prospectus for your variable annuity contract. The Guaranteed Maturity Fixed Account Option credits a specified rate of interest daily at an annual rate we determine for the duration of each selected Guarantee Period. We may offer Guarantee Periods ranging from one to ten years in length. For a list of the Guarantee Periods currently available, please see “Appendix A” to this Prospectus.

The description of the Guaranteed Maturity Fixed Account Options’ material features are current as of the date of this Prospectus. If material provisions of the Guaranteed Maturity Fixed Account Options are changed after the date of this Prospectus, those changes will be described in a supplement to this Prospectus and the supplement will become a part of this Prospectus.

Because the Contracts are no longer sold, the prospectuses for the Contracts are no longer updated. For information about your Contract, the subaccounts available under your Contract, and the Portfolios in which they invest, please refer to your variable annuity contract and the most recent variable annuity contract prospectus, along with any supplementary materials, which you may obtain by writing to or calling us at the contact information listed above. Additional information regarding the Portfolios in which the subaccounts invest can also be found in the most recent prospectuses for the Portfolios and any supplementary materials. You may request prospectuses for the Portfolios underlying the subaccounts, which do not accompany this Prospectus, by contacting us.

The Contracts are complex investments and involve risks, including potential loss of principal and any accumulated earnings. The Contracts are not short-term investments and are not appropriate for an investor who needs ready access to cash. Withdrawals (including withdrawals that are part of any Systematic Withdrawal Program) and surrenders could result in Withdrawal Charges, taxes, and tax penalties. In addition, withdrawals (including withdrawals that are part of any Systematic Withdrawal Program) and surrenders, transfers, amounts applied to annuitization, and death benefit payments from a Guarantee Period prior to its expiration could result in a negative Market Value Adjustment (also referred to in this Prospectus as an “MVA”). Due to the MVA, ongoing withdrawals (such as Systematic Withdrawal Program withdrawals) from a Guarantee Period prior to its expiration may have a particularly adverse effect on your values under the Contract. In extreme circumstances, you could lose up to 100% of the amount withdrawn or otherwise removed from a Guarantee Period due to a negative MVA.

The Company’s obligations under the Contracts (including the Guarantee Periods) are subject to the Company’s financial strength and claims-paying ability. Additional information about certain investment products, including annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Please read and keep this Prospectus for future reference. You should carefully read this Prospectus in conjunction with any applicable supplements before taking any action involving the Guaranteed Maturity Fixed Account Option. This Prospectus supersedes all prior prospectuses. Also, this Prospectus must be read along with the appropriate variable annuity contract prospectus. This Prospectus is in addition to the appropriate variable annuity contract prospectus. All information in the appropriate variable annuity contract prospectus continues to apply unless addressed by this Prospectus.

IMPORTANT NOTICES

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities described in this Prospectus or passed on the accuracy or the adequacy of this Prospectus. Anyone who tells you otherwise is committing a federal crime.

The Contracts of which the Guaranteed Maturity Fixed Account Option is a part may have been distributed through broker-dealers that have relationships with banks or other financial institutions or by employees of such banks. However, the Contracts and the Guaranteed Maturity Fixed Account Options are not deposits or obligations of, or guaranteed by such institutions or any federal regulatory agency.

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. We do not authorize anyone to provide any information or representations regarding the offering described in this Prospectus other than as contained in this Prospectus.

The Contracts and the Guaranteed Maturity Fixed Account Option are not FDIC insured.

The Guaranteed Maturity Fixed Account Option may not be available in all states.

MVA-LBL1

IMPORTANT TERMS

Accumulation Period – The period before the Annuity Date during which Contract Value builds up under your Contract.

Annuity Date – The date on which annuity payments are scheduled to begin.

Annuity Period – The period during which annuity payments are paid. The Annuity Period begins on the Annuity Date.

LBL (or the Company, we, us, and our) – Lincoln Benefit Life Company, the issuer of the variable annuity contracts under which the Guaranteed Maturity Fixed Account Option is available.

Contract Value – During the accumulation phase, the sum of the value of your interest in the variable sub-accounts you have selected under your Contract, plus your value in the fixed account option(s) offered by your Contract, including the Guaranteed Maturity Fixed Account Option.

Contracts (or Contract) – The LBL Consultant I Variable Annuity, the LBL Consultant II Variable Annuity and the LBL Premier Planner Variable Annuity variable annuity contracts issued by LBL under which the Guaranteed Maturity Fixed Account Option is available.

Fixed Account – The portion of the Contract Value allocated to our general account. You may allocate part or all of your Purchase Payments to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit.

Guarantee Period – A period of years during which we credit a specified amount of interest at a rate that we determine to amounts allocated to the Guaranteed Maturity Fixed Account Option.

Guaranteed Maturity Fixed Account Option or Guaranteed Maturity Fixed Account Options – The fixed interest investment option described in this Prospectus that credits a specified amount of interest daily at an annual rate that we determine for the duration of each Guarantee Period. The Guaranteed Maturity Fixed Account Option is a part of our General Account.

Income Plan – A series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date.

Market Value Adjustment (or “MVA”) – A positive or negative adjustment that we may apply to amounts removed from a Guarantee Period under specified circumstances that reflects changes in interest rates from the time you first allocate money to the Guarantee Period to the time that money is taken out of that Guarantee Period. The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the risk of loss due to a negative Market Value Adjustment associated with changes in interest rates.

Payout Start Date – The day that we apply your Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, to an Income Plan. The Payout Start Date must be no later than the Annuitant’s 99th birthday, or the 10th Contract Anniversary, if later.

Settlement Value – The amount payable on a full withdrawal of Contract Value.

Surrender Value – The amount paid upon complete surrender of the Contract, equal to the Contract Value, less any premium taxes, Withdrawal Charge, and the contract maintenance charge, as applicable to your Contract, and increased or decreased by any Market Value Adjustment.

Treasury Rate - The U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15. If such yields cease to be available, then we will use an alternate source for such information in our discretion.

Variable Account – The Lincoln Benefit Life Variable Annuity Account.

Withdrawal Charge – The contingent deferred sales charge that may be required upon some withdrawals or surrenders under the Consultant I and Premier Planner variable annuity contracts.

Overview of the Contract

This Prospectus describes the material features of the Guaranteed Maturity Fixed Account Option available under your Contract. This Prospectus does not describe the material feature of the Contracts or the investment options available under the Contracts other than the Guaranteed Maturity Fixed Account Option. Please read this Prospectus in conjunction with the most recent prospectus for your variable annuity contract.

The Guaranteed Maturity Fixed Account Options are available only under the following variable annuity contracts that we offer: the LBL Consultant I Variable Annuities, the LBL Consultant II Variable Annuities and the LBL Premier Planner Variable Annuities. The Contracts are individual deferred variable annuity contracts issued by us through the Variable Account. The Contracts are designed to aid in long-term financial planning and provide tax-deferred retirement investing. The Contracts may be appropriate for you if you have a long investment time horizon. They are not intended for people who may need early liquidity or ready access to cash.

The Contracts generally have two phases: (1) an Accumulation Period, during which you invest your purchase payments and Contract Value in the investment options available under the Contract; and (2) an Annuity Period, during which annuity payments are paid. If you annuitize your Contract, you will receive a stream of income payments; however, you may be unable to make withdrawals from your Contract and Contract benefits generally terminate.

The Contracts offer several investment options, which generally include the following:

•	Variable sub-accounts (“Sub-Accounts”) of the Variable Account. The Variable Account and the Sub-Accounts are segregated asset accounts of the Company. The assets of each Sub-Account of the Variable Account are invested in the shares of an underlying mutual fund (“Portfolios”). Values allocated under your Contract to the Variable Account and the amount of variable annuity payments under your Contract will rise and fall with the values of shares of the Portfolios and are also reduced by applicable Contract charges. You bear the risk of investment performance of the Portfolios.

For information about the Sub-Accounts available under your Contract, and the Portfolios in which they invest, please refer to your variable annuity contract and the most recent variable annuity contract prospectus, along with any supplementary materials, which you may obtain by writing to or calling us at the information listed on the first page of this Prospectus. Additional information regarding the Portfolios in which the Sub-Accounts invest can also be found in the most recent prospectuses for the Portfolios and supplementary materials. You may request prospectuses for the Portfolios underlying the Sub-Accounts, which do not accompany this Prospectus, by contacting us.

•	Dollar Cost Averaging Fixed Account Option. Purchase payments allocated to the Dollar Cost Averaging Fixed Account Option will be credited with interest for up to one year at the current rate that we declare when you make the allocation. For more information about the Dollar Cost Averaging Fixed Account Option, please refer to the appropriate variable annuity contract and the most recent variable annuity contract prospectus, along with any supplementary materials.

•	Guaranteed Maturity Fixed Account Option. The Guaranteed Maturity Fixed Account Option described in this Prospectus credits a specified rate of interest daily at an annual rate we determine for the duration of each Guarantee Period and guarantees your principal investment if the Guarantee Period is held until maturity. For additional information about each of the Guarantee Periods currently available under the Guaranteed Maturity Fixed Account Option, please see “Appendix A” to this Prospectus.

Contract Features

The following lists the Contract features available under the Guaranteed Maturity Fixed Account Option. For a description of other key features available under your Contract, including your death benefit, please refer to your variable annuity contract and the most recent variable annuity contract prospectus, along with any supplementary materials.

•	Access to Your Money. At any time during the Accumulation Period, you may withdraw all or a portion of the value of your Contract by requesting a surrender or partial withdrawal. If your Contract is a non-Qualified Contract or IRA, you may also participate in our Systematic Withdrawal Program during the Accumulation Period, which permits you withdraw payments of a flat dollar amount, earnings, or a percentage of purchase payments on a regular basis from the Sub-Accounts and the Guaranteed Maturity Fixed Account Option.

Surrenders and partial withdrawals (including withdrawals that are a part of any Systematic Withdrawal Program) may be subject to Withdrawal Charges and taxes, as well as tax penalties if taken before age 59½. In addition, surrenders and withdrawals (including withdrawals that are part of any Systematic Withdrawal Program) from the Guaranteed Maturity Fixed Account Option may be subject to negative Market Value Adjustments. Withdrawals will result in reductions to your Contract Value, death benefit, and any Contract benefits.

•	Automatic Laddering Program. For no additional charge, the Automatic Laddering Program permits you to elect Guarantee Periods of the same length for all renewals in the Guaranteed Maturity Fixed Account Option. The Automatic Laddering Program has been discontinued and is no longer available.

Market Value Adjustment

You could lose a significant amount of money due to a negative MVA if amounts are removed from a Guarantee Period prior to its expiration.

Withdrawals (including withdrawals that are part of any Systematic Withdrawal Program) and surrenders, transfers, amounts applied to annuitization, and death benefit payments from a Guarantee Period prior to its expiration may result in an MVA.

Key Information

Important Information You Should Consider About the Contract
	Fees, Expenses, and Adjustments	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?

Yes

Withdrawal Charges. Depending on your Contract, Withdrawal Charges may apply to withdrawals (including withdrawals that are a part of any Systematic Withdrawal Program) and surrenders from your Contract, including withdrawals and surrenders from the Guarantee Periods. Losses due to Withdrawal Charges will be greater if there is a negative MVA, or if you are subject to taxes or tax penalties. For more information regarding any Withdrawal Charges applicable to your Contract, please refer to your variable annuity contract and the most recent variable annuity contract prospectus, along with any supplementary materials.

Market Value Adjustment. If all or a portion of Contract Value is removed from a Guarantee Period prior to its expiration, we may apply an MVA, which may be negative. In extreme circumstances, you could lose up to 100% of the amount withdrawn or otherwise removed due to a negative MVA. For example, if you were to withdraw $100,000 from a Guarantee Period prior to its expiration, you could lose up to $100,000 of the amount withdrawn. This loss will be greater if you also have to pay a Withdrawal Charge, taxes, or tax penalties. An MVA may apply to withdrawals (including withdrawals that are a part of any Systematic Withdrawal Program) and surrenders, transfers, amounts applied to annuitization, and death benefit payments from the Guarantee Periods.

Fee Table Expenses and Adjustments Withdrawals (Redemptions)
Are There Transaction Charges?

Yes

In addition to Withdrawal Charges and MVAs, you may also be charged for other transactions under your Contract.

For more information regarding transaction charges applicable to your Contract, please refer to your variable annuity contract and the most recent variable annuity contract prospectus, along with any supplementary materials.

Expenses and Adjustments Fee Table
Are There Ongoing Fees and Expenses?

Yes

Your Contract assesses ongoing fees and expenses.

Your Contract specifications page and variable annuity contract prospectus describe the fees and expenses you may pay each year, depending on the investment options and optional benefits you choose. Because your Contract is customizable, the choices you make affect how much you will pay. Please refer to your Contract specifications page and most recent variable annuity contract prospectus, along with any supplementary materials, for information about the specific fees you will pay each year based on the options you have elected.

There are no ongoing fees and expenses assessed under the Guaranteed Maturity Fixed Account Option; however, taking withdrawals from the Contract could add Withdrawal Charges and negative Market Value Adjustments that substantially increase costs.

Expenses and Adjustments

	Risks	Location in Prospectus
Is There a Risk of Loss from Poor Performance?

Yes

You can lose money by investing in the Contracts, including loss of principal. While there is no risk of loss from poor performance in the Guarantee Periods, surrenders and withdrawals (including systematic withdrawals), transfers, amounts applied to annuitization, and death benefit payments from the Guaranteed Maturity Fixed Account Option prior to the end of a Guaranteed Period may be subject to negative MVAs, which could result in loss. Information on the risk of loss from poor performance in the Contracts’ variable investment options is described in your most recent variable annuity contract prospectus, along with any supplementary materials.

Principal Risks of Investing in the Contract
Is This a Short-Term Investment?

No

•

The Contracts are not designed for short-term investing and are not appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income are generally more beneficial to investors with a long investment time horizon.

•

Withdrawals (including withdrawals that are part of any Systematic Withdrawal Program) will reduce the Contract Value and the death benefit and any Contract benefits.

•

Withdrawals (including withdrawals that are part of any Systematic Withdrawal Program) and surrenders from a Guarantee Period may be subject to Withdrawal Charges and negative MVAs.

•

Withdrawals (including withdrawals that are part of any Systematic Withdrawal Program) and surrenders may also be subject to taxes, and a 10% penalty tax may be applied to withdrawals and surrenders before age 591/2.

•

Upon expiration of a Guarantee Period –

○

The amount in the expiring Guarantee Period will be renewed, reallocated, transferred, withdrawn or surrendered, or annuitized according to your instructions.

○

In the absence of instructions from you, the amount in the expiring Guarantee Period will automatically renew into a new Guarantee Period of the same duration as the matured Guarantee Period, subject to a new declared rate.

Principal Risks of Investing in the Contract Description of Guaranteed Maturity Fixed Account Option Expenses and Adjustments Withdrawals (Redemptions)
What are the Risks Associated with the Investment Options?
•

Investment in the Contracts is subject to the risk of poor investment performance, and performance and can vary depending on the performance of the investment options available under the Contract (e.g., the Sub-Accounts).

•

Each investment option (including the Guaranteed Maturity Fixed Account Option) has its own unique risks.

•

You should review the available investment options before making an investment decision.

Principal Risks of Investing in the Contract
What are the Risks Related to the Insurance Company?

An investment in the Contracts is subject to the risks related to us. Any obligations (including under the Guaranteed Maturity Fixed Account Option), guarantees or benefits of the Contracts are subject to our claims-paying ability. More information about the Company, including our financial strength ratings, is available upon request by calling us at 1-800-457-7617.

Principal Risks of Investing in the Contract

	Restrictions	Location in Prospectus
Are There Restrictions on the Investment Options?

Yes

•

Each amount allocated to a Guarantee Period must be at least $500.

•

Partial withdrawals from the Guaranteed Maturity Fixed Account Option may not exceed an amount greater than the total amount of the partial withdrawal multiplied by the ratio of the value of the Guaranteed Maturity Fixed Account Option to the Contract Value immediately before the partial withdrawal.

•

Limits apply to withdrawals from the Guaranteed Maturity Fixed Account Option.

•

We may delay payment of the Surrender Value in the Guaranteed Maturity Fixed Account Option for up to 6 months or a shorter period if required by law.

•

We determine the available Guarantee Periods at our discretion.

•

We reserve the right to limit the number of additional purchase payments that may be allocated to Guaranteed Maturity Fixed Account Option.

•

For information about restrictions on other investment options under your Contract, please refer to your variable annuity contract and the most recent variable annuity contract prospectus, along with any supplementary materials.

Principal Risks of Investing in the Contract Description of the Guaranteed Maturity Fixed Account Option Withdrawals (Redemptions) Appendix A – Investment Options Available under the Contract

	Restrictions	Location in Prospectus
Are There any Restrictions on Contract Benefits?

Yes

•

The Automatic Laddering Program has been discontinued and is no longer available.

•

Except as otherwise provided, Contract benefits may not be modified or terminated by us.

•

For more information about restrictions and limitations on Contract benefits, please refer to your variable annuity contract and the most recent variable annuity contract prospectus, along with any supplementary materials.

Principal Risks of Investing in the Contract Benefits Available Under the Contracts Description of the Guaranteed Maturity Fixed Account Option

	Taxes	Location in Prospectus
What are the Contract’s Tax Implications?
•

Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contracts.

•

If you purchased your Contract through a tax-qualified plan or IRA, you do not get any additional tax deferral under the Contract.

•

Earnings on your Contract are taxed at ordinary income rates when withdrawn and you may have to pay a penalty if you take a withdrawal or surrender before age 59½.

•

For information about the tax implications of your Contract, please refer to your most recent variable annuity contract prospectus, along with any supplementary materials.

N/A

	Conflicts of Interest	Location in Prospectus
How Are Investment Professionals Compensated?

Your investment professional may receive compensation for selling the Contracts to investors in the form of commissions, additional payments, and other sales incentives. These investment professionals may have a financial incentive to offer or recommend the Contracts over another investment.

For more information about financial professional compensation, please refer to your most recent variable annuity contract prospectus, along with any supplementary materials.

Distribution of the Contracts
Should I Exchange My Contract?

Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.

For more information about contract exchanges, please refer to your most recent variable annuity contract prospectus, along with any supplementary materials.

N/A

Fee Table

Your variable annuity contract and most recent variable annuity contract prospectus describes the fees, expenses, and adjustments that you will pay when buying, owning and surrendering or making withdrawals from an investment option or from your Contract. Please refer to your most recent variable annuity contract prospectus and contract specifications page, along with any supplementary materials, for information about the specific fees you will pay each year based on the options you have elected. This Prospectus describes only the charges and adjustments specific to an investment in the Guaranteed Maturity Fixed Account Option.

The first table describes the fees and expenses that you will pay at the time that you surrender or make withdrawals from the Guaranteed Maturity Fixed Account Option or from the Contracts, or transfer Contract Value between the investment options. State premium taxes may also be deducted.

Transaction Expenses
Withdrawal Charge (Contingent Deferred Sales Charge) (as a percentage of purchase payments withdrawn)
Consultant I	7%(1)
Consultant II	None
Premier Planner	8%(1)
Transfer Fee (2)	$10

(1) The Withdrawal Charge will vary depending on how many complete years have passed since you paid the purchase payment being withdrawn. In determining Withdrawal Charges, we will deem your purchase payments to be withdrawn on a first-in, first-out basis. Please refer to your variable annuity contract and most recent variable annuity contract prospectus and any supplementary materials for more information about the Withdrawal Charge.

The Withdrawal Charge for Consultant I applies to each purchase payment for seven complete years from the date of the purchase payment as follows:

Contribution Year	Applicable Charge
1-2	7%
3-4	6%
5	5%
6	4%
7	3%
8+	0%

The Withdrawal Charge for Premier Planner applies to each purchase payment for eight complete years from the date of the purchase payment as follows:

Contribution Year	Applicable Charge
1	8%
2-3	7%
4-5	6%
6	5%
7	4%
8	3%
9+	0%

(2) Although we currently are not charging a transfer fee, the Contracts permit us to charge you up to $10 for each transfer after the first transfer in each month.

The table below describes the adjustments, in addition to any transaction expenses, that may apply if all or a portion of the Contract Value is removed from a Guarantee Period before the expiration of the Guarantee Period.

Adjustments
Market Value Adjustment Maximum Potential Loss (as a percentage of the amount removed from a Guarantee Period)	100%

(1) Withdrawals (including withdrawals that are part of any Systematic Withdrawal Program) and surrenders, transfers, amounts applied to annuitization, and death benefit payments from a Guarantee Period prior to its expiration may result in an MVA. Certain transactions from the Guarantee Periods may not be subject to an MVA. For more information, please refer to “Expenses and Adjustments – Market Value Adjustment” later in this Prospectus, as well as your variable annuity contract and the most recent variable annuity contract prospectus, along with any supplementary materials.

Benefits Available Under the Contracts

The following table summarizes information about the benefit(s) available under the Guaranteed Maturity Fixed Account Option. Other benefits may be available under your Contract. Your variable annuity contract provides a death benefit during the Accumulation Period while the Contract is in force. A Market Value Adjustment may apply if amounts are removed from a Guarantee Period prior the expiration of the Guarantee Period to pay the death benefit.

Please refer to your variable annuity contract and most recent variable annuity contract prospectus, along with any supplementary materials, for more information about the death benefit and other benefits available under your Contract.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Automatic Laddering Program	Would permit you to choose to use Guarantee Periods of the same length for all renewals in the Guaranteed Maturity Fixed Account Option.	• The Automatic Laddering Program has been discontinued and is no longer available.
Systematic Withdrawal Program	Permits you to receive automatic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis if your Contract is a non-qualified Contract or IRA	• Ongoing systematic withdrawals from a Guarantee Period prior to its expiration may have an adverse effect on values under the Contract due to the MVA.

Who Is Lincoln Benefit Life Company?

Lincoln Benefit Life Company is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 701 O Street, Suite 500, Lincoln, NE 68508. Lincoln Benefit is a wholly-owned subsidiary of LBL HoldCo II, Inc., a Delaware corporation (“HoldCo”), which is a wholly-owned subsidiary of LBL HoldCo, Inc., a Delaware corporation (“HoldCo Parent”). HoldCo Parent is a wholly-owned subsidiary of Kuvare US Holdings, Inc.

We are authorized to conduct life insurance and annuity business in the District of Columbia, U.S. Virgin Islands and all states except New York. We intend to offer the Guaranteed Maturity Fixed Account Option under variable annuity contracts in those jurisdictions in which we are licensed. We are obligated to pay all amounts promised to investors under the Contracts, subject to our financial strength and claims-paying ability.

This Prospectus describes the Guaranteed Maturity Fixed Account Option available under the Contracts. The Guaranteed Maturity Fixed Account Option is part of our General Account. Our General Account consists of general assets other than those in segregated asset accounts, such as the Variable Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Any money you allocate to the Guaranteed Maturity Fixed Account Option does not entitle you to share in the investment experience of the General Account. Contract Values allocated to the Guaranteed Maturity Fixed Account Options are subject to the Company’s financial strength and claims-paying ability. The Guaranteed Maturity Fixed Account Option involves risks. See “Principal Risks of Investing in the Contract” in this Prospectus. See also the Statement of Additional Information “SAI” dated the same date as this Prospectus for additional information about the Company, including its financial statements.

Description of the Guaranteed Maturity Fixed Account Option

Guaranteed Maturity Fixed Account Option. We will credit a specified rate of interest to each amount allocated to the Guaranteed Maturity Fixed Account Option for the duration of each specified Guarantee Period. You select the duration of the Guarantee Period for each amount that you allocate to the Guaranteed Maturity Fixed Account Option. We will declare the interest rate that we will guarantee to credit to that amount for that Guarantee Period. Each amount allocated to a Guarantee Period under this option must be at least $500. We reserve the right to limit the number of additional purchase payments that may be allocated to this option.

We will credit interest daily to each amount allocated to a Guarantee Period at a rate which compounds to the effective annual interest rate that we declared at the beginning of the applicable Guarantee Period. We will not change the interest rate credited to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times. The guaranteed minimum effective annual interest rate declared for a Guarantee Period is 0%.

We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We may offer Guarantee Periods ranging from one to ten years in length. We will decide in our discretion which Guarantee Periods to offer. Currently, we offer Guarantee Periods of one, three, five, seven and ten years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods. Information regarding the features of each currently offered Guarantee Period, including (i) its name, (ii) its term, and (iii) its guaranteed minimum effective annual interest rate, is available in “Appendix A” to this Prospectus.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on relevant factors such as then current interest rates, regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. For current interest rate information, please contact us at 1-800-457-7617.

WE WILL DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE THE INTEREST RATES THAT WILL BE DECLARED FOR FUTURE GUARANTEE PERIODS.

At the end of each Guarantee Period, we will mail you a notice asking you what to do with the amount in the expiring Guarantee Period, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may take the following actions without incurring a Market Value Adjustment on the amount in the expiring Guarantee Period:

(1)	take no action. If we do not receive timely instructions from you after the end of the Guarantee Period, we will automatically allocate (renew) the relevant amount into a new Guarantee Period in the Guaranteed Maturity Fixed Account Option, subject to a new declared interest rate. The new Guarantee Period will be the same length as the expiring Guarantee Period and will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for Guarantee Periods of that length; or

(2)	allocate the relevant Contract Value to one or more available new Guarantee Periods of your choice in the Guaranteed Maturity Fixed Account Option, subject to the applicable declared interest rate. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

(3)	instruct us to transfer all or a portion of the relevant amount to one or more Sub-Accounts available under your Contract. We will effect the transfer on the day we receive your instructions; or

(4)	withdraw all or a portion of the relevant amount through a surrender or partial withdrawal. You may be required to pay a Withdrawal Charge (except with respect to the Consultant II Contract) and federal and state taxes, including a 10% federal tax penalty if amounts are withdrawn before the age of 59½. The amount withdrawn will be deemed to have been withdrawn on the day the Guarantee Period ends.

You may also apply the relevant amount to an annuity option available under your Contract. For more information about annuitizing your Contract and annuity options available under your Contract, please refer to your variable annuity contract and the most recent variable annuity contract prospectus, along with any supplementary materials.

You could lose a significant amount of money due to a negative MVA if amounts are removed from a Guarantee Period prior to its expiration. Withdrawals (including withdrawals that are part of any Systematic Withdrawal Program) and surrenders, transfers, amounts applied to annuitization, and death benefit payments from a Guarantee Period prior to its expiration may result in an MVA. See “Expenses and Adjustments – Market Value Adjustment.”

Under our Automatic Laddering Program, you were able to choose, in advance, to use Guarantee Periods of the same length for all renewals in the Guaranteed Maturity Fixed Account Option. The Automatic Laddering Program has been discontinued and is no longer available.

Expenses and Adjustments

Certain charges under the base variable annuity contracts and riders added to the base contract are based on (i) the Contract Value, which includes the value held in the Guaranteed Maturity Fixed Account Option, or (ii) net premiums, including premiums allocated to the Guaranteed Maturity Fixed Account Option. With respect to the Consultant I and Premier Planner, these include Withdrawal Charges. Consultant II does not assess a Withdrawal Charge. The Contracts also permit us to charge you up to $10 for each transfer after the first transfer in each month, including transfers to and from the Guaranteed Maturity Fixes Account Option. We are not currently charging the transfer fee. Other charges under the base variable annuity contracts are based on the Contract Value allocated to the Sub-Accounts of the Variable Account. Please refer to your variable annuity contract and most recent variable annuity contract prospectus, along with any supplementary materials, for more information as to the charges and any taxes applicable to your Contract. For information regarding the total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract, please also reference the most recent prospectuses for the Portfolios, which may be amended from time to time, and supplementary materials. You may request prospectuses for the Portfolios, which do not accompany this Prospectus, by calling us or writing to us at the phone number and address listed on the first page of this Prospectus.

Market Value Adjustment

We may apply a Market Value Adjustment to amounts in the Guarantee Periods that are withdrawn (including withdrawals that are part of any Systematic Withdrawal Program) or surrendered, transferred,  annuitized, or paid as a death benefit from a Guarantee Period prior to the expiration of the Guarantee Period. The purpose of the MVA is to protect us from losses on the assets supporting our obligations under the Guarantee Periods if amounts are removed from the Guaranteed Maturity Fixed Account Option prematurely. A Market Value Adjustment can increase or decrease the amount you receive from the transaction or the amount transferred from the Guarantee Period. If you surrender your Contract, the MVA will increase or decrease your Contract Surrender Value from the Guarantee Periods after any applicable taxes, applicable Withdrawal Charges (for Consultant I and Premier Planner) and contract maintenance charges are deducted. Both the MVA and the Withdrawal Charge (if applicable) are calculated based on the requested withdrawal amount.

An MVA will affect your Contract Value and its benefits. A negative MVA will reduce your Contract Surrender Value, death benefit amount (including any optional death benefits), and Contract Value applied to an annuity option from the Guaranteed Maturity Fixed Account Option, perhaps significantly. In extreme circumstances, you could lose up to 100% of the amount withdrawn or surrendered, transferred, annuitized, or paid as a death benefit due to a negative MVA. See “Principal Risks of Investing in the Contract.”

As a general rule, we will apply a Market Value Adjustment to the following transactions involving amounts invested in a Guarantee Period:

(1)	For Consultant I and Premier Planner, when you withdraw funds from the Guaranteed Maturity Fixed Account Option in an amount greater than the Free Withdrawal Amount, and for Consultant II, when you withdraw funds from the Guaranteed Maturity Fixed Account Option (in both cases, this includes withdrawals that are part of any Systematic Withdrawal Program);

(2)	When you transfer funds from the Guaranteed Maturity Fixed Account Option to the Sub-Accounts;

(3)	When you allocate part of your balance in the Guaranteed Maturity Fixed Account Option to a new Guarantee Period before the end of the existing Guarantee Period;

(4)	When you apply amount to annuitize your Contract;

(5)	When we pay a death benefit; and

(6)	If you surrender your Contract and you have amounts allocated to the Guaranteed Maturity Fixed Account Option.

We will not apply a Market Value Adjustment to a transaction, to the extent that:

(1)	it occurs within 30 days after the end of a Guarantee Period applicable to the funds involved in the transaction;

(2)	you make a withdrawal to satisfy the IRS’ required minimum distribution rules for this Contract; or

(3)	it is a transfer that is part of a Dollar Cost Averaging program.

Please refer to your variable annuity contract and most recent variable annuity contract prospectus, along with any supplementary materials, for more information regarding transfers between the investment options and withdrawals and surrenders from the Contracts, including the circumstances listed above under which a transaction may not be subject to an MVA.

The formula for determining Market Value Adjustments reflects the length of time remaining in the Guarantee Period and changes in interest rates since the beginning of the relevant Guarantee Period to the time of your transaction. As a result, the MVA transfers to you some of the risk associated with changes in interest rates on amounts allocated to the Guaranteed Maturity Fixed Account Option. If interest rates have increased since the establishment of a Guarantee Period, the Market Value Adjustment, together with any applicable Withdrawal Charges, premium taxes and income tax withholdings could reduce the amount you receive upon a full withdrawal from a Guarantee Period to an amount less than the Contract Value allocated to establish that Guarantee Period. The formula for calculating the Market Value Adjustment primarily compares:

(1)	the Treasury Rate at the time of the relevant transaction for a maturity equal in length to the relevant Guarantee Period (the current Treasury Rate); and

(2)	the Treasury Rate at the beginning of the Guarantee Period for a maturity equal in length to the Guarantee Period.

Generally, if the Treasury Rate at the beginning of the Guarantee Period is higher than the corresponding current Treasury Rate, then the Market Value Adjustment will increase the amount payable to you or transferred. Conversely, if the Treasury Rate at the beginning of the Guarantee Period is lower than the corresponding current Treasury Rate, then the Market Value Adjustment will reduce the amount payable to you or transferred. The amount of time remaining in the Guarantee Period at the time of your transaction also affects the magnitude of the adjustment. Generally, more time left means a larger potential adjustment, as it reflects greater exposure to interest rate fluctuations over the remaining time period.

For example, assume that you purchased a Contract and selected an initial Guarantee Period of five years and the five-year Treasury Rate for that duration is 4.50%. Assume that at the end of three years, you make a partial withdrawal and wish to receive the requested amount as adjusted by the Market Value Adjustment. If, at that later time, the current five-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Similarly, if the current five-year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

The formula for calculating Market Value Adjustments is set forth in the SAI to this Prospectus, which also contains additional examples of the application of the Market Value Adjustment as it applies to each of the Contracts. You may obtain information concerning the current amount of an MVA by contacting us at 1-800-457-7617. However, MVAs fluctuate daily, and the amount of the MVA quoted may change by the time your transaction is executed.

Purchases

None of the Contracts are currently offered for new sales. However, under outstanding Contracts you may be able to make additional purchase payments, and allocate additional purchase payments or transfer amounts of Contract Value to the Guaranteed Maturity Fixed Account Option. We will allocate your subsequent purchase payments to the Guaranteed Maturity Fixed Account Option on the date that we receive them. For information about additional purchase payments, allocations and transfers available under your Contract, please refer to your variable annuity contract and the most recent variable annuity contract prospectus, along with any supplementary materials.

Withdrawals (Redemptions)

You generally may redeem a Contract for all or a portion of its Contract Value before the date that annuity payments are scheduled to begin, including as a part of our Systematic Withdrawal Program, if available under your Contract. If applicable to your Contract, we may impose a Withdrawal Charge, which would reduce the amount paid to you upon a full withdrawal.

If you request a partial withdrawal from a Guarantee Period, we can either (1) withdraw the specified amount of Contract Value and pay you that amount as adjusted by any applicable Market Value Adjustment (and Withdrawal Charge for Consultant I and Premier Planner) or (2) pay you the amount requested, and subtract an amount from your Contract Value that equals the requested amount after application of the Market Value Adjustment and Withdrawal Charge. Unless you instruct us otherwise, when you request a partial withdrawal we will withdraw the specified amount of Contract Value and pay you that amount as adjusted by any applicable Market Value Adjustment, and any Withdrawal Charge will be subtracted from the Contract Value remaining after your withdrawal.

For more information on Withdrawal Charges, if applicable, please reference your most recent variable annuity contract prospectus, along with any supplementary materials. Withdrawals (including withdrawals that are part of any Systematic Withdrawal Program) and surrenders from the Contract will also be subject to applicable taxes and tax penalties, and withdrawals (including withdrawals that are part of any Systematic Withdrawal Program) and surrenders from the Guaranteed Maturity Fixed Account Option may be increased or decreased by the amount of any applicable Market Value Adjustment, as described above under “Expenses and Adjustments – Market Value Adjustment”. Withdrawals will result in reductions to your Contract Value, death benefit, and any Contract benefits.

For partial withdrawals, you may allocate the amount among the Sub-Accounts and the Fixed Account (which includes the Guaranteed Maturity Fixed Account Option and the Dollar Cost Averaging Fixed Account). If we do not receive allocation instructions from you, we usually will allocate the partial withdrawal proportionately among the Sub-Accounts and the Guaranteed Maturity Fixed Account Options based upon the balance of the Sub-Accounts and the Guaranteed Maturity Fixed Account Options, with any remainder being distributed from the Dollar Cost Averaging Fixed Account Option, if available. You may not make a partial withdrawal from the Fixed Account in an amount greater than the total amount of the partial withdrawal multiplied by the ratio of the value of the Fixed Account to the Contract Value immediately before the partial withdrawal.

We determine the Surrender Value based on the Contract Value next computed after we receive a properly completed surrender request. We will usually pay the Surrender Value within seven days after the day we receive a completed request form. However, we may delay payment of the Surrender Value in the Fixed Account for up to 6 months or a shorter period if required by law. If we delay payment from the Fixed Account for more than 30 days, we will pay interest as required by applicable law.

For more information regarding withdrawals and surrenders, such as withdrawals from the Sub-Accounts of the Variable Account, procedures for withdrawal and surrender requests, limitations on withdrawals, examples, automatic withdrawal options, minimum Contract values, and tax implications, please refer to the applicable variable annuity contract and the most recent variable annuity contract prospectus and any supplementary materials.

Distribution of the Contracts

The Guaranteed Maturity Fixed Account Option is available only under certain variable annuity contracts issued by LBL, as identified above. Information about the arrangements for distributing the variable annuity contracts is included under “Distribution” in the appropriate variable annuity contract prospectus and in the statement of additional information that relates to that prospectus. All of that information applies, regardless of whether you choose to allocate Contract Value to the Guaranteed Maturity Fixed Account Option, and there is no additional plan of distribution or sales compensation with respect to the Guaranteed Maturity Fixed Account Option. Also as described in the appropriate variable annuity contract prospectus, the principal underwriter and distributor for all of the Contracts is Everlake Distributors, LLC (“Everlake Distributors”), formerly known as Allstate Distributors, L.L.C., a wholly-owned subsidiary of Everlake Life Insurance Company (“ELIC”), formerly known as Allstate Life Insurance Company (“Allstate Life”). The principal business address of Everlake Distributors is 3100 Sanders Road, Northbrook, IL 60062. Everlake Distributors is a registered broker-dealer under the Securities and Exchange Act of 1934, as amended (“Exchange Act”) and is a member of FINRA. The underwriting agreement with Everlake Distributors provides that we will reimburse Everlake Distributors for any liability to Contract owners arising out of services rendered or Contracts issued.

Principal Risks of Investing in the Contract

The risks identified below are the principal risks of investing in the Guaranteed Maturity Fixed Account Option. Your variable annuity Contract is also subject to the principal risks identified in your most recent variable annuity contract prospectus and any supplementary materials.

Risk of Loss. You can lose money by investing in this Contract, including loss of principal and any accumulated earnings. The Contracts and the Guaranteed Maturity Fixed Account Option are not FDIC insured and are not deposits, obligations, or guarantees of any bank, financial institution, or federal regulatory agency.

Short Term Investment Risk. The Contracts are not designed for short-term investing and are not intended for people who may need early liquidity or ready access to cash. The Contracts are designed to aid in long-term financial planning and provide tax-deferred retirement investing. The benefits of tax-deferral and long-term income mean that the Contracts are more beneficial to investors with a long investment time horizon. Withdrawals (including withdrawals that are part of any Systematic Withdrawal Program) and surrenders from the Contracts may be subject to Withdrawal Charges, if applicable, and/or federal and state income taxes, including a 10% federal tax penalty for distributions taken before age 59½. In addition, withdrawals (including withdrawals that are part of any Systematic Withdrawal Program) and surrenders from the Guarantee Periods may also be subject to negative MVAs, which will result in loss. See “Withdrawals and Transfers May be Subject to Market Value Adjustment,” and “Market Value Adjustment Risk” below.

Reliance on the Company’s Financial Strength and Claims-Paying Ability. The Company’s general obligations such as insurance and annuity obligations and any guaranteed benefits under the Contracts (including Guarantee Periods) are supported by our General Account and are subject to the Company’s financial strength and claims-paying ability. The Guaranteed Maturity Fixed Account Option is part of our General Account. Our General Account consists of our general assets other than those in segregated asset accounts. An Owner should look to the financial strength of the Company for its claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. For more information about the Company, including our financial statements and risks related to the Company and its industry, see the SAI.

Withdrawals and Transfers May be Subject to Market Value Adjustment. Withdrawals (including withdrawals that are part of any Systematic Withdrawal Program) and transfers from Guaranteed Maturity Fixed Account Options prior to its expiration may be subject to a Market Value Adjustment as set forth in this Prospectus and in the applicable Contract’s prospectus, in addition to any applicable Withdrawal Charges and/or federal and state income taxes, including a 10% federal tax penalty for distributions taken before age 59½. A Market Value Adjustment may also apply to amounts in the Guaranteed Maturity Fixed Account Options if we pay Death Proceeds or if the Payout Start Date begins on a day other than during the 30-day period after such Guaranteed Maturity Fixed Account Options expires. The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the risk of loss due to a negative adjustment associated with changes in interest rates. See also “Market Value Adjustment Risk” below.

Market Value Adjustment Risk. A Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the risk of loss due to a negative adjustment associated with changes in interest rates. If interest rates increase from the first day of a Guarantee Period, the Market Value Adjustment could reduce the value of your investment to an amount that is less than the amount you invested in a Guarantee Period. A negative MVA will reduce your Contract Surrender Value, death benefit amount (including any optional death benefits), and Contract Value applied to an annuity option from the Guaranteed Maturity Fixed Account Option, perhaps significantly. Your losses could be significant. In extreme circumstances, you could lose up to 100% of the amount withdrawn or surrendered, transferred, annuitized, or paid as a death benefit due to a negative MVA. Any loss from a negative Market Value Adjustment will be greater if you also have to pay Withdrawal Charges, taxes, and/or tax penalties.

Declared Interest Rate Risk. We may declare new interest rates for new Guarantee Periods. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We determine the interest rates to be declared in our sole discretion. We can neither predict nor guarantee what those rates will be in the future. For current interest rate information, please contact your representative or Lincoln Benefit at 1-800-457-7617.

Additional Information

Annuity Benefits

The Contracts provide for Contract Value to be applied to one of the annuity options available under your Contract on the Annuity Date. An MVA may apply if amounts are moved from the Guarantee Periods prior to the expiration of a Guarantee Period to begin annuity payments. For more information about the Annuity Period, please refer to your variable annuity contract and the most recent variable annuity contract prospectus, along with any supplementary materials.

Taxes

For a full discussion of the tax treatment of your Contract, please refer to your most recent variable annuity contract prospectus and any supplementary materials. For information about any tax consequences with regard to your individual circumstances, you should consult a tax adviser.

Financial Statements

The financial statements of Lincoln Benefit Life Company are incorporated in the SAI by reference to the filed Form N-VPFS. For instructions on how to obtain a free copy of the SAI, please refer to the information on the back cover page of this Prospectus.

Legal Proceedings

Lincoln Benefit is engaged in routine lawsuits which, in our management’s judgment, are not likely to have a material adverse effect on the Company, the ability of Everlake Distributors to perform its contract with the Variable Account, or our ability to meet our obligations under the Contracts.

Statements, Confirmations and Reports

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you should notify us of a potential error as soon as possible after the date of the questioned statement. If you wait too long, we may make any adjustment as of the date that we receive notice of the potential error. Correspondence you send by regular mail to our service center should be sent to P.O. Box 758543, Topeka, KS 66675-8566. Your correspondence will be picked up at this address and then delivered to our service center. Your correspondence is not considered received by us until it is received at our service center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in Good Order at our service center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our service center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

Reliance on Rule 12h-7

Rule 12h-7 under the Exchange Act exempts an insurance company from filing reports under the Exchange Act when the insurance company issues certain types of insurance products that are registered under the Securities Act of 1933 and such products are regulated under state law. The Guaranteed Maturity Fixed Account Options described in this Prospectus qualify for the exemption provided under Rule 12h-7. The Company relies on the exemption provided under Rule 12h-7 with respect to the offering of the Guaranteed Maturity Fixed Account Option described in this Prospectus and, due to the exemption, does not file reports under the Exchange Act.

Appendix A: Investment Options Available Under the Contract

The following is a list of Guarantee Periods currently available under the Guaranteed Maturity Fixed Account Option. We may change the features of the Guarantee Periods listed below, offer new Guarantee Periods, and terminate existing Guarantee Periods. We will provide you with written notice before doing so. For more information about the Guarantee Periods available under the Guaranteed Maturity Fixed Account Option, see “Description of the Guaranteed Maturity Fixed Account Option.”

Note: If amounts are withdrawn or otherwise removed from a Guarantee Period prior to the expiration of the Guarantee Period, we may apply an MVA. This may result in a significant reduction in the value of your Contract. See “Expenses and Adjustments – Market Value Adjustment” for more information.

Name	Term	Minimum Guaranteed Interest Rate*
Guarantee Period	1 Year	0%[1]
Guarantee Period	3 Year	0%[1]
Guarantee Period	5 Year	0%[1]
Guarantee Period	7 Year	0%[1]
Guarantee Period	10 Year	0%[1]

*Please consult with your representative for availability and current rates.

1No Minimum Guaranteed Interest Rate on Guarantee Periods.

Other investment options available under your Contract are described in your variable annuity contract and most recent variable annuity contract prospectus, along with any supplementary materials, which you may obtain by contacting us at 1-800-457-7617. Additional information regarding the Portfolios in which the Sub-Accounts invest, including performance and annual Portfolio operating expenses, can also be found in the most recent prospectuses for the Portfolios, which may be amended from time to time, and supplementary materials. You may request prospectuses for the Portfolios, which do not accompany this Prospectus, by calling us at the number listed above or writing to us at the address listed on the first page of this Prospectus.

A-1

The Statement of Additional Information (SAI) includes additional information about the Company and the Guaranteed Maturity Fixed Account Option. The SAI is dated the same date as this Prospectus and is incorporated by reference. To obtain a copy of the SAI free of charge, and to make inquiries about your Contract, please contact us toll-free at 1-800-457-7617.

EDGAR Contract Numbers:
C000267772 LBL Consultant I
C000267770 LBL Consultant II
C000267771 LBL Premier Planner

MVA-LBL1

STATEMENT OF ADDITIONAL INFORMATION
MARKET VALUE ADJUSTED FIXED ACCOUNT
UNDER CERTAIN VARIABLE ANNUITIES
ISSUED BY
LINCOLN BENEFIT LIFE COMPANY

Lincoln Benefit Life Company
Street Address: 5801 SW 6th Ave., Topeka, KS 66606-00001
Mailing Address: P.O. Box 758561, Topeka, KS 66675-8561
Tel: 1 (800) 457-7617
Fax: 1 (785) 228-4584

Dated May 1, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI supplements the information found in the Prospectus for the Market Value Adjusted Fixed Account under Certain Variable Annuity Contracts Issued by Lincoln Benefit Life Company, dated May 1, 2026, and should be read in conjunction with the Prospectus. You may obtain a Prospectus for the Market Value Adjusted Fixed Account (the “Guaranteed Maturity Fixed Account Option”) by calling or writing to us at the address and telephone number listed above. Definitions of special terms used in the  SAI are found in the Prospectus.

The Guaranteed Maturity Fixed Account Option is available only under the following individual and group deferred variable annuity contracts that we offer through Lincoln Benefit Life Company Variable Annuity Separate Account: the LBL Consultant I Variable Annuities (“Consultant I”), the LBL Consultant II Variable Annuities (“Consultant II”), and the LBL Premier Planner Variable Annuities (“Premier Planner,” and collectively with Consultant I and Consultant II, the “Contracts,” and each a “Contract”). Information about the Contracts’ Separate Account and any investment options under the Contracts other than the Guaranteed Maturity Fixed Account Option can be found in the most recent  SAI for each variable annuity contract and any supplementary materials. You can obtain copies of the appropriate variable annuity contract SAI and supplementary materials free of charge by contacting us at the information listed above.

Consultant I: C000267772
Consultant II: C000267770
Premier Planner: C000267771

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GENERAL INFORMATION AND HISTORY

Lincoln Benefit Life Company (“Lincoln Benefit,” the “Company,” “we,” “us,” and “our”) is a stock life insurance company incorporated under the laws of the State of Nebraska in 1938. Lincoln Benefit is a wholly-owned subsidiary of  LBL HoldCo II, Inc., a Delaware corporation, which is a wholly-owned subsidiary of LBL HoldCo, Inc. (“HoldCo Parent”). HoldCo Parent is a wholly-owned subsidiary of Kuvare US Holdings, Inc. (“KUS”). Prior to December 31, 2022, HoldCo Parent was a wholly-owned subsidiary of Guaranty Income Life Insurance Company (“GILICO”). KUS is the ultimate parent of GILICO and HoldCo Parent. Prior to December 31, 2019, HoldCo Parent was a subsidiary of RL LP and RL (Parallel) Partnership.

Prior to July 18, 2013, we sold interest-sensitive, traditional and variable life insurance, and fixed annuities including deferred and immediate, through independent master brokerage agencies and the Allstate exclusive agency channel. In July 2013, we ceased soliciting and selling new policies through our independent agent channel. In 2017, we ceased soliciting and selling new policies through the Allstate exclusive agency channel.

In 2015, the administration of our retained deferred annuity and life business was outsourced to unaffiliated third-party service providers, Zinnia, formerly SE2, LLC, and Alliance–One Services, Inc. Everlake Life Insurance Company (“Everlake”), formerly known as Allstate Life Insurance Company (“ALIC”), continues to reinsure and administer business sold through the Allstate exclusive agency channel and certain life, immediate and payout annuity contracts. LifeCare Assurance Company administers the Company’s long-term care business.

Lincoln Benefit’s variable annuity business is reinsured by Everlake under an existing reinsurance agreement between Lincoln Benefit and Everlake, formerly known as ALIC. In 2006, ALIC disposed of substantially all of its variable annuity business through reinsurance agreements with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. The Company was not a direct party to this agreement and its reinsurance agreement with Everlake remains unchanged.

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

All non-principal risks are disclosed in the Prospectus.

SERVICES

Administrative Service Providers

We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with  ELIC, formerly Allstate Life. ELIC entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) pursuant to which PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with Zinnia, formerly SE2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby Zinnia provides certain business process outsourcing services with respect to the Contracts. Zinnia may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2024, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; O’Neil Digital Solutions, LLC (printing services) located at 3100 E Plano Pkwy Plano, TX, 75074-7423; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108; NTT DATA Inc. (offshore, onshore, and nearshore) information and technology infrastructure support; application development, and application maintenance and support and staff augmentation) located at 7950 Legacy Drive, Suite 900, Plano, TX 75024.

In administering the Contracts, the following services are provided, among others:

•	maintenance of Contract Owner records;

•	Contract Owner services;

•	calculation of unit values;

•	maintenance of the Variable Account; and

•	preparation of Contract Owner reports.

Independent Registered Public Accounting Firm

The statutory-basis financial statements of Lincoln Benefit Life Company as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, and the financial statements of the Lincoln Benefit Life Variable Annuity Account as of December 31, 2025, and for

2

each of the two years in the period ended December 31, 2025,  appearing in this Statement of Additional Information  have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The principal business address of Ernst & Young LLP is 155 N Wacker Dr. #2000, Chicago, Illinois 60606.

Principal Underwriter

The Contracts are offered on a continuous basis. The principal underwriter for the Contracts is Everlake Distributors, L.L.C. (“Everlake Distributors”), formerly known as Allstate Distributors, L.L.C., a wholly-owned subsidiary of Everlake Life Insurance Company (“ELIC”), formerly known as Allstate Life Insurance Company (“Allstate Life”). The principal business address of Everlake Distributors is 3100 Sanders Road, Northbrook, IL 60062. Everlake Distributors is a registered broker dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority.

Under the underwriting agreement for the Contracts, Lincoln Benefit reimburses Everlake Distributors for expenses incurred in distributing the Contracts, including liability arising from services Lincoln Benefit provides on the Contracts. Lincoln Benefit does not pay Everlake Distributors any commission or other compensation.

MARKET VALUE ADJUSTMENT EXAMPLES

We may apply a Market Value Adjustment to amounts in the Guarantee Periods that are withdrawn (including withdrawals that are part of any Systematic Withdrawal Program) or surrendered, transferred, annuitized, or paid as a death benefit from a Guarantee Period prior to the expiration of the Guarantee Period. A Market Value Adjustment can increase or decrease the amount you receive from the transaction or the amount transferred from the Guarantee Period. If you surrender your Contract, the MVA will increase or decrease your Contract Surrender Value from the Guarantee Periods after any applicable taxes, applicable Withdrawal Charges (for Consultant I and Premier Planner) and contract maintenance charges are deducted. Both the MVA and the Withdrawal Charge (if applicable) are calculated based on the requested withdrawal amount.

The examples below demonstrate the operation of the MVA and Withdrawal Charges, as applicable, with regard to withdrawals from the Guarantee Periods under each Contract. The examples do not reflect taxes or any other charges that might be deducted upon a withdrawal or surrender.

For additional examples demonstrating how the Market Value Adjustment and any Withdrawal Charge may affect the values of a Contract upon a partial withdrawal from a Guarantee Period, please refer to your most recent variable annuity contract prospectus.

Consultant I Variable Annuities

The following examples illustrate how the Market Value Adjustment and the Withdrawal Charge may affect the values of a Contract upon a withdrawal from a Guarantee Period, assuming a 5% Guaranteed Interest Rate. In these examples, the withdrawal occurs one year after the Issue Date. The Market Value Adjustment operates in a similar manner for transfers, except that there is no free amount for transfers. No Withdrawal Charge applies to transfers.

Purchase Payment:	$40,000.00
Guarantee Period:	5 years
Guaranteed Interest Rate:	5% Annual Effective Rate
5-Year Treasury Rate at Time of Purchase Payment:	6%

Assuming that the entire $40,000.00 Purchase Payment is allocated to the Guaranteed Maturity Fixed Account for the Guarantee Period specified above, at the end of the five-year Guarantee Period the Contract Value would be $51,051.26. After one year, when the withdrawals occur in these examples, the Contract Value would be $42,000.00. We have assumed that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment and the Withdrawal Charge only apply to the portion of a withdrawal that is greater than the Free Withdrawal Amount. Accordingly, the first step is to calculate the Free Withdrawal Amount.

The Free Withdrawal Amount is equal to:

(a) the greater of:

• earnings not previously withdrawn; or
• 15% of your total Purchase Payments in the most recent seven years; plus

3

(b) an amount equal to your total Purchase Payments made more than seven years ago, to the extent not previously withdrawn.

Here, (a) equals $6,000.00, because 15% of the total Purchase Payments in the most recent seven years ($6,000.00 = 15% × $40,000.00) is greater than the earnings not previously withdrawn ($2,000.00). (b) equals $0, because all of the Purchase Payments were made less than seven years ago. Accordingly, the Free Withdrawal Amount is $6,000.00.

The formula that we use to determine the amount of the Market Value Adjustment is:

.9 × (I - J) × N

where:

I = the Treasury Rate for a maturity equal to the relevant Guarantee Period for the week preceding the beginning of the Guarantee Period;

J = the Treasury Rate for a maturity equal to the relevant Guarantee Period for the week preceding our receipt of your withdrawal request, death benefit request, transfer request, or annuity option request; and

N = the number of whole and partial years from the date we receive your request until the end of the relevant Guarantee Period.

We will base the Market Value Adjustment on the current Treasury Rate for a maturity corresponding in length to the relevant Guarantee Period. These examples also show the Withdrawal Charge (if any), which would be calculated separately from the Market Value Adjustment.

Example of a Downward Market Value Adjustment:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment, such that the five-year Treasury Rate is now 6.5%. Upon a withdrawal, the market value adjustment factor would be:

.9 × (.06 -.065) × 4 = -.0180

The Market Value Adjustment is a reduction of $648.00 from the amount withdrawn:

$ - 648.00 = -.0180 × ($42,000.00 - $6,000.00)

A Withdrawal Charge of 7% would be assessed against the Purchase Payments withdrawn that are less than seven years old and are not eligible for free withdrawal. Under the Contract, earnings are deemed to be withdrawn before Purchase Payments. Accordingly, in this example, the amount of the Purchase Payment eligible for free withdrawal would equal the Free Withdrawal Amount less the interest credited or $4,000.00 ($6,000.00 - $2,000.00).

Therefore, the Withdrawal Charge would be:
$2,520.00 = 7% × (40,000.00 - $4,000.00)

As a result, the net amount payable to you would be:

$38,832.00 = $42,000.00-$648.00 - $2,520.00

The percentage change in the Contract Value withdrawn as a result of the Market Value Adjustment would be -1.54%.

Example of an Upward Market Value Adjustment:

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year after the Purchase Payment, such that the five-year Treasury Rate is now 5.5%. Upon a withdrawal, the market value adjustment factor would be:

.9 × (.06 -.055) × 4 =.0180

The Market Value Adjustment would increase the amount withdrawn by $648.00, as follows:

$648.00 =.0180 × ($42,000.00 - $6,000.00)

As above, in this example, the amount of the Purchase Payment eligible for free withdrawal would equal the Free Withdrawal Amount less the interest credited or $4,000.00 ($6,000.00 - $2,000.00). Therefore, the Withdrawal Charge would be:

$2,520.00 = 7% × ($40,000.00 - $4,000.00)

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As a result, the net amount payable to you would be:

$40,128.00 = $42,000.00 + $648.00 - $2,520.00

The percentage change in the Contract Value withdrawn as a result of the Market Value Adjustment would be 1.54%.

Example of a Partial Withdrawal:

If you request a partial withdrawal from a Guarantee Period, we can either (1) withdraw the specified amount of Contract Value and pay you that amount as adjusted by any applicable Market Value Adjustment (and Withdrawal Charge for Consultant I and Premier Planner) or (2) pay you the amount requested, and subtract an amount from your Contract Value that equals the requested amount after application of the Market Value Adjustment and Withdrawal Charge. Unless you instruct us otherwise, when you request a partial withdrawal will withdraw the specified amount of Contract Value and pay you that amount as adjusted by any applicable Market Value Adjustment, and any Withdrawal Charge will be subtracted from the Contract Value remaining after your withdrawal. We will make the necessary calculations and on your request provide you with a statement showing our calculations.

In the first example , if you wished to receive $20,000.00 as a partial withdrawal, the Market Value Adjustment and Withdrawal Charge would be calculated as follows:

Let:

AW = the total amount to be withdrawn from your Contract Value

MVA = Market Value Adjustment

WC = Withdrawal Charge

AW’ = amount subject to Market Value Adjustment and Withdrawal Charge

Then

AW - $20,000.00 = WC - MVA

Since neither the Market Value Adjustment nor the Withdrawal Charge apply to the free withdrawal amount, we can solve directly for the amount subject to the Market Value Adjustment and the Withdrawal Charge (i.e., AW’), which equals AW - $6,000.00. Then, AW = AW’ + $6,000, and AW’ + $6,000.00 - $20,000.00 = WC - MVA.

MVA	=	-.018 x AW’
WC	=	.07 x AW’
WC - MVA	=	.088AW’
AW’ - $14,000.00	=	.088AW’
AW’	=	$14,000.00 / (1 -.088) = $15,350.88
MVA	=	-.018 x $15,350.88 = -$276.32
WC	=	.07 x $15,350.88 = $1,074.56

AW = Total amount withdrawn = $15,350.88 + $6,000.00 = $21,350.88

You receive $20,000.00; the total amount subtracted from your contract is $21,350.88; the Market Value Adjustment is $276.32; and the Withdrawal Charge is $1,074.56. Your remaining Contract Value is $20,649.12.

If, however, in the same example, you wished to withdraw $20,000.00 from your Contract Value and receive the adjusted amount, the calculations would be as follows:

By definition, AW = total amount withdrawn from your Contract Value = $20,000.00

AW’	=	amount that MVA & WC are applied to
	=	amount withdrawn in excess of Free Amount = $20,000.00 - $6,000.00 = $14,000.00

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MVA	=	-.018 x $14,000.00 = $252.00
WC	=	.07 x $14,000.00 = $980.00

You would receive $20,000.00 - $252.00 - $980.00 = $18,768.00; the total amount subtracted from your Contract Value is $20,000.00.

Your remaining Contract Value would be $22,000.00.

Example of Free Withdrawal Amount

Assume that in the foregoing example, after four years $8,620.25 in interest had been credited and that the Contract Value in the Fixed Account equaled $48,620.25. In this example, if no prior withdrawals have been made, you could withdraw up to $8,620.25 without incurring a Market Value Adjustment or a Withdrawal Charge. The Free Withdrawal Amount would be $8,620.25, because the interest credited ($8,620.25) is greater than 15% of the Total Purchase Payments in the most recent seven years ($40,000.00 ×.15 = $6,000.00).

Consultant II Variable Annuities

The following examples illustrate how the Market Value Adjustment may affect the values of a Contract upon a withdrawal from a Guarantee Period assuming a 5% Guaranteed Interest Rate. In these examples, the withdrawal occurs one year after the Issue Date. The Market Value Adjustment operates in a similar manner for transfers, except that there is no free amount for transfers. Consultant II does not assess a Withdrawal Charge.

Purchase Payment:	$40,000
Guarantee Period:	5 years
Guaranteed Interest Rate:	5% Annual Effective Rate
5-Year Treasury Rate at Time of Purchase Payment:	6%

Assuming that the entire $40,000.00 Purchase Payment is allocated to the Guaranteed Maturity Fixed Account for the Guarantee Period specified above, at the end of the five-year Guarantee Period the Contract Value would be $51,051.26. After one year, when the withdrawals occur in these examples, the Contract Value would be $42,000.00. We have assumed that no prior partial withdrawals or transfers have occurred.

The formula that we use to determine the amount of the Market Value Adjustment is:

.9 × (I - J) × N

where:

I = the Treasury Rate for a maturity equal to the relevant Guarantee Period for the week preceding the beginning of the Guarantee Period;

J = the Treasury Rate for a maturity equal to the relevant Guarantee Period for the week preceding our receipt of your withdrawal request, death benefit request, transfer request, or annuity option request; and

N = the number of whole and partial years from the date we receive your request until the end of the relevant Guarantee Period.

We will base the Market Value Adjustment on the current Treasury Rate for a maturity corresponding in length to the relevant Guarantee Period.

Example of a Downward Market Value Adjustment:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment, such that the five-year Treasury Rate is now 6.5%. Upon a withdrawal, the market value adjustment factor would be:

.9 × (.06 -.065) × 4 = -.0180

The Market Value Adjustment is a reduction of $756.00 from the amount withdrawn:

$ - 756.00 = -.0180 × $42,000.00

As a result, the net amount payable to you would be:

$41,244.00 = $42,000.00-$756.00

6

The percentage change in the Contract Value withdrawn as a result of the Market Value Adjustment would be -1.80%.

Example of an Upward Market Value Adjustment:

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year after the Purchase Payment, such that the five-year Treasury Rate is now 5.5%. Upon a withdrawal, the market value adjustment factor would be:

.9 × (.06 -.055) × 4 =.0180 (1)

The Market Value Adjustment would increase the amount withdrawn by $756.00, as follows:

$756.00 =.0180 × $42,000.00

(1) Actual calculation utilizes ten decimal places.

The percentage change in the Contract Value withdrawn as a result of the Market Value Adjustment would be 1.80%.

Example of a Partial Withdrawal:

If you request a partial withdrawal from a Guarantee Period, we can either (1) withdraw the specified amount of Contract Value and pay you that amount as adjusted by any applicable Market Value Adjustment (and Withdrawal Charge for Consultant I and Premier Planner) or (2) pay you the amount requested, and subtract an amount from your Contract Value that equals the requested amount after application of the Market Value Adjustment. Unless you instruct us otherwise, when you request a partial withdrawal we will withdraw the specified amount of Contract Value and pay you that amount as adjusted by any applicable Market Value Adjustment, and any Withdrawal Charge will be subtracted from the Contract Value remaining after your withdrawal. We will make the necessary calculations and on your request provide you with a statement showing our calculations.

If, in the first example , you wished to receive $20,000.00 as a partial withdrawal, we would perform the following calculations:

Let:

A = the amount to be withdrawn from your Contract Value; and

B = the amount of the applicable Market Value Adjustment

Then:

A+B = $20,000.00

-.0180 x A = B

A = $20,000/(1-.0180) = $20,366.60

Accordingly, we would pay you $20,000.00 and subtract $20,366.60 from your Contract Value. The Market Value Adjustment would be a subtraction of $366.60.

If, however, in the same example, you wished to withdraw $20,000.00 from your Contract Value and receive the adjusted amount, we would perform the following calculations:

Let:

A = the amount to be paid to you; and

B = the amount of the applicable Market Value Adjustment

Then:

$20,000.00 + B = A

-.0180 x $20,000 = $-360.00 = B

and

A = $20,000 - $360.00 = $19,640.00

7

Accordingly, we would pay you $19,640.00 and subtract $20,000.00 from your Contract Value. The Market Value Adjustment would be a subtraction of $360.00.

Premier Planner Variable Annuities

The following examples illustrate how the Market Value Adjustment and the Withdrawal Charge may affect the values of a Contract upon a withdrawal from a Guarantee Period, assuming a 5% Guaranteed Interest Rate. In these examples, the withdrawal occurs one year after (in the second Contract Year) the Issue Date. The Market Value Adjustment operates in a similar manner for transfers, except that there is no free amount for transfers. No Withdrawal Charge applies to transfers.

Purchase Payment:	$40,000.00
Credit Enhancement:	1,600.00
Guarantee Period:	5 years
Guaranteed Interest Rate:	5% Annual Effective Rate
5-Year Treasury Rate at Time of Purchase Payment:	6%

Assuming that the entire $40,000.00 Purchase Payment and $1,600.00 Credit Enhancement are allocated to the Guaranteed Maturity Fixed Account for the Guarantee Period specified above, at the end of the five-year Guarantee Period the Contract Value would be $53,093.31. After one year, when the withdrawals occur in these examples, the Contract Value would be $43,680.00. We have assumed that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment and the Withdrawal Charge only apply to the portion of a withdrawal that is greater than the Free Withdrawal Amount. Accordingly, the first step is to calculate the Free Withdrawal Amount.

The Free Withdrawal Amount is equal to:

(a) the greater of:

• earnings not previously withdrawn; or
• 15% of your total Purchase Payments in the most recent seven years; plus

(b) an amount equal to your total Purchase Payments made more than eight years ago, to the extent not previously withdrawn.

Here, (a) equals $6,000.00, because 15% of the total Purchase Payments in the most recent eight years ($6,000.00 = 15% × $40,000.00) is greater than the earnings not previously withdrawn ($3,680.00). (b) equals $0, because all of the Purchase Payments were made less than eight years ago. Accordingly, the Free Withdrawal Amount is $6,000.00.

The formula that we use to determine the amount of the Market Value Adjustment is:

.9 × (I - J) × N

where:

I = the Treasury Rate for a maturity equal to the relevant Guarantee Period for the week preceding the beginning of the Guarantee Period;

J = the Treasury Rate for a maturity equal to the relevant Guarantee Period for the week preceding our receipt of your withdrawal request, death benefit request, transfer request, or annuity option request; and

N = the number of whole and partial years from the date we receive your request until the end of the relevant Guarantee Period.

We will base the Market Value Adjustment on the current Treasury Rate for a maturity corresponding in length to the relevant Guarantee Period. These examples also show the Withdrawal Charge (if any), which would be calculated separately from the Market Value Adjustment.

Example of a Downward Market Value Adjustment:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment, such that the five-year Treasury Rate is now 6.5%. Upon a withdrawal, the market value adjustment factor would be:

.9 × (.06 -.065) × 4 = -.0180

8

The Market Value Adjustment is a reduction of $678.24 from the amount withdrawn:

$ - 678.24 = -.0180 × ($43,680.00 - $6,000.00)

A Withdrawal Charge of 7% (assuming the Withdrawal occurs at the start of the second Contract year) would be assessed against the Purchase Payments withdrawn that are less than eight years old and are not eligible for free withdrawal. Under the Contract, earnings are deemed to be withdrawn before Purchase Payments. Accordingly, in this example, the amount of the Purchase Payment eligible for free withdrawal would equal the Free Withdrawal Amount less the interest credited or $2,320.00 ($6,000.00 - $3,680.00).

Therefore, the Withdrawal Charge would be:

$2,637.60 = 7% × (40,000.00 - $2,320.00)

As a result, the net amount payable to you would be:

$40,364.16 = $43,680.00-$678.24 - $2,637.60

The percentage change in the Contract Value withdrawn as a result of the Market Value Adjustment would be -1.55%.

Example of an Upward Market Value Adjustment:

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year after the Purchase Payment, such that the five-year Treasury Rate is now 5.5%. Upon a withdrawal, the market value adjustment factor would be:

.9 × (.06 -.055) × 4 =.0180

The Market Value Adjustment would increase the amount withdrawn by $648.00, as follows:

$678.24 =.0180 × ($43,680.00 - $6,000.00)

As above, in this example, the amount of the Purchase Payment eligible for free withdrawal would equal the Free Withdrawal Amount less the interest credited or $2,320.00 ($6,000.00 - $3,680.00). Therefore, the Withdrawal Charge would be:

$2,637.60 = 7% × ($40,000.00 - $2,320.00)

As a result, the net amount payable to you would be:

$41,720.64 = $43,680.00 + $678.24 - $2,637.60

The percentage change in the Contract Value withdrawn as a result of the Market Value Adjustment would be 1.55%.

Example of a Partial Withdrawal:

If you request a partial withdrawal from a Guarantee Period, we can either (1) withdraw the specified amount of Contract Value and pay you that amount as adjusted by any applicable Market Value Adjustment (and Withdrawal Charge for Consultant I and Premier Planner) or (2) pay you the amount requested, and subtract an amount from your Contract Value that equals the requested amount after application of the Market Value Adjustment and Withdrawal Charge. Unless you instruct us otherwise, when you request a partial withdrawal we will withdraw the specified amount of Contract Value and pay you that amount as adjusted by any applicable Market Value Adjustment and any Withdrawal Charge will be subtracted from the Contract Value remaining after your withdrawal.  We will make the necessary calculations and on your request provide you with a statement showing our calculations.

If, in the first example , you wished to receive $20,000.00 as a partial withdrawal, the Market Value Adjustment and Withdrawal Charge would be calculated as follows:

Let:

AW = the total amount to be withdrawn from your Contract Value

MVA = Market Value Adjustment

WC = Withdrawal Charge

AW’ = amount subject to Market Value Adjustment and Withdrawal Charge

9

Then:

AW - $20,000.00 = WC - MVA

Since neither the Market Value Adjustment nor the Withdrawal Charge apply to the free withdrawal amount, we can solve directly for the amount subject to the Market Value Adjustment and the Withdrawal Charge (i.e., AW’), which equals AW - $6,000.00. Then, AW = AW’ + $6,000, and AW’ + $6,000.00 - $20,000.00 = WC - MVA.

MVA	=	-.018 x AW’
WC	=	.07 x AW’
WC - MVA	=	.088AW’
AW’ - $14,000.00	=	.088AW’
AW’	=	$14,000.00 / (1 -.088) = $15,350.88
MVA	=	-.018 x $15,350.88 = $276.32
WC	=	.07 x $15,350.88 = $1,074.56

AW = Total amount withdrawn = $15,350.88 + $6,000.00 = $21,350.88

You receive $20,000.00; the total amount subtracted from your contract is $21,350.88; the Market Value Adjustment is $276.32; and the Withdrawal Charge is $1,074.56. Your remaining Contract Value is $20,649.12.

If, however, in the same example, you wished to withdraw $20,000.00 from your Contract Value and receive the adjusted amount, the calculations would be as follows:

By definition, AW = total amount withdrawn from your Contract Value = $20,000.00

AW’	=	amount that MVA & WC are applied to
	=	amount withdrawn in excess of Free Amount = $20,000.00 - $6,000.00 = $14,000.00
MVA	=	-.018 x $14,000.00 = -$252.00
WC	=	.07 x $14,000.00 = $980.00

You would receive $20,000.00 - $252.00 - $980.00 = $18,768.00; the total amount subtracted from your Contract Value is $20,000.00.

Your remaining Contract Value would be $22,000.00.

Example of Free Withdrawal Amount:

Assume that in the foregoing example, after four years $10,565.06 in earnings; including the Credit Enhancement had been credited and that the Contract Value in the Fixed Account equaled $50,565.06. In this example, if no prior withdrawals have been made, you could withdraw up to $10,565.06 without incurring a Market Value Adjustment or a Withdrawal Charge. The Free Withdrawal Amount would be $10,565.06, because the interest credited ($10,565.06) is greater than 15% of the Total Purchase Payments in the most recent eight years ($40,000.00 ×.15 = $6,000.00).

FINANCIAL STATEMENTS

The financial statements of Lincoln Benefit Life Company are incorporated by reference to our Form N-VPFS filed with the Securities and Exchange Commission on April 15, 2026. These financial statements and schedules of Lincoln Benefit Life Company should be considered only as bearing upon the ability of Lincoln Benefit Life Company to meet its obligations under the Contracts.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

None.

10

PART C
333-286279
OTHER INFORMATION

ITEM 27. EXHIBITS:

(a)	Not applicable.
(b)	Not applicable.
(c)(1)

Form of Principal Underwriting Agreement. Incorporated herein by reference to Post-Effective Amendment to Form N-4 for Lincoln Benefit Life Variable Annuity Account (File No. 333-50545, 811-07924) filed January 28, 1999.

(2)

Amended and Restated Principal Underwriting Agreement by and between Lincoln Benefit Life Company and Allstate Distributors, LLC, effective April 1, 2014. Incorporated herein by reference to Lincoln Benefit Life Company’s Form S-1 Post-Effective Amendment No. 2 to Registration Statement filed on April 4, 2014. (SEC File No. 333-180375).

(d)(1)

Form of Variable Annuity Contract (Consultant I). Incorporated herein by reference to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account (File No. 333-50545, 811-07924) filed April 21, 1998.

(2)

Form of Variable Annuity Contract (Consultant II). Incorporated herein by reference to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account (File No. 333-50737, 811-07924) filed April 22, 1998.

(3)

Form of Variable Annuity Contract (Premier Planner). Incorporated herein by reference to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account (File No. 333-82427, 811-07924) filed July 8, 1999.

(e)(1)

Form of Application for Consultant I and Consultant II. Incorporated herein by reference to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account (File No. 333-50545, 811-07924) filed April 21, 1998.

(2)

Form of Application for Premier Planner. Incorporated herein by reference to Registration Statement on Form N-4 for Lincoln Benefit Life Variable Annuity Account (File No. 333-82427, 811-07924) filed July 8, 1999.

(f)(1)

Amended and Restated Articles of Incorporation of Lincoln Benefit Life Company dated September 26, 2000, as amended by the Articles of Amendment to the Articles of Incorporation of Lincoln Benefit Life Company dated January 21, 2015. Incorporated herein by reference to Exhibit 3(i) to Lincoln Benefit Life Company’s Registration Statement on Form S-1 filed on April 13, 2015 (File No. 333-203371).

(2)

Amended and Restated By-Laws of Lincoln Benefit Life Company effective March 10, 2006. Incorporated herein by reference to Exhibit 3.2 to Lincoln Benefit Life Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, as filed May 8, 2006 (SEC File No. 333-59765).

(g)(1)

Reinsurance Agreement between Lincoln Benefit Life Company and Lincoln Benefit Reinsurance Company effective September 30, 2012, Incorporated herein by reference to Exhibit 10.1 to Allstate Life Insurance Company’s Current Report on Form 8-K filed October 3, 2012 (SEC File No. 000-31248).

(2)

Recapture Agreement between Allstate Life Insurance Company (“ALIC”) and Lincoln Benefit Life Company (“LBL”), effective September 30, 2012. Incorporated herein by reference to Lincoln Benefit Life Company’s Form S-1 Post-Effective Amendment No. 1 to Registration Statement filed on April 3, 2013 (SEC File No. 333-180375).

(3)

Amended and Restated Reinsurance Agreement by and between Lincoln Benefit Life Company and Allstate Life Insurance Company, effective April 1, 2014. Incorporated herein by reference to Exhibit 10.25 of Lincoln Benefit Life Company’s Form S-1 Post-Effective Amendment No. 2 to Registration Statement filed on April 4, 2014 (SEC File No. 333-180375).

(4)

Partial Commutation Agreement by and between Allstate Life Insurance Company and Lincoln Benefit Life Company, effective April 1, 2014. Incorporated herein by reference to Exhibit 10.26 of Lincoln Benefit Life Company’s Form S-1 Post-Effective Amendment No. 2 to Registration Statement filed on April 4, 2014 (SEC File No. 333-180375).

(5)

Recapture and Termination Agreement between Lincoln Benefit Life Company and Lincoln Benefit Reinsurance Company effective December 8, 2017. Incorporated herein by reference to Exhibit 10.17 of Lincoln Benefit Life Company’s Form S-1 Post-Effective Amendment No. 1 to Registration Statement filed on April 1, 2019 (SEC File No. 333-224099).

(6)	Indemnity Reinsurance Agreement Between Allstate Life Insurance Company and The Prudential Insurance Company of America dated June 1, 2006. Filed Herewith.
(h)	Not applicable.

(i)(1)

Administrative Services Agreement between Lincoln Benefit Life Company and Allstate Life Insurance Company effective June 1, 2006. Incorporated herein by reference to Exhibit 10.1 to Lincoln Benefit Life Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 filed on August 14, 2002 (SEC File No. 333-59765).

(2)

Administrative Services Agreement between Allstate Distributors, LLC, (ALFS, Inc., merged with and into Allstate Distributors, LLC effective September 1, 2011) Allstate Life Insurance Company, Lincoln Benefit Life Company and Charter National Life Insurance Company effective January 1, 2000. Incorporated herein by reference to Exhibit 10.22 to Lincoln Benefit Life Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed on March 18, 2009 (SEC File No. 333-59765).

(3)

Amended and Restated Administrative Services Agreement by and between Lincoln Benefit Life Company and Allstate Life Insurance Company, effective April 1, 2014. Incorporated herein by reference to Exhibit 10.14 of Lincoln Benefit Life Company’s Form S-1 Post- Effective Amendment No. 1 to Registration Statement filed on April 1, 2016 (SEC File No. 333-203371).

(4)

Assignment & Delegation of Administrative Services Agreements, Underwriting Agreements, and Selling Agreements entered into as of September 1, 2011 between ALFS, Inc., Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Allstate Distributors, LLC, Charter National Life Insurance Company, Intramerica Life Insurance Company, Allstate Financial Services, LLC, and Lincoln Benefit Life Company. Incorporated herein by reference to Exhibit 10.1 to Allstate Life Insurance Company’s Current Report on Form 8-K filed September 1, 2011 (SEC File No. 000-31248).

(j)(1)

Principal Underwriting Agreement by and among Lincoln Benefit Life Company and Allstate Distributors, LLC (ALFS, Inc., merged with and into Allstate Distributors, LLC effective September 1, 2011) effective November 25, 1998. (Variable Universal Life Account). Incorporated herein by reference to Exhibit 10.6 to Lincoln Benefit Life Company’s Quarterly Report on Form 10-Q for quarter ended June 30, 2002 filed on August 14, 2002 (SEC File No. 333-59765).

(2)

Amended and Restated Principal Underwriting Agreement between Lincoln Benefit Life Company and Allstate Distributors, LLC (ALFS, Inc. merged with and into Allstate Distributors, LLC effective September 1, 2011) effective June 1, 2006. Incorporated herein by reference to Exhibit 10.1 to Lincoln Benefit Life Company’s Current Report on Form 8-K filed December 20, 2007. (SEC File No. 333-59765).

(3)

Selling Agreement between Lincoln Benefit Life Company, Allstate Distributors, LLC (ALFS, Inc., f/k/a Allstate Financial Services, Inc., merged with and into Allstate Distributors, LLC effective September 1, 2011) and Allstate Financial Services, LLC (f/k/a LSA Securities, Inc.) effective August 2, 1999. Incorporated herein by reference to Exhibit 10.8 to Allstate Life Insurance Company’s Annual Report on Form 10-K for 2003 filed on March 26, 2004. (SEC File No. 000-31248).

(4)

Coinsurance Agreement between Allstate Life Insurance Company and Lincoln Benefit Life Company, effective December 31, 2001. Incorporated herein by reference to Exhibit 10.11 to Lincoln Benefit Life Company’s Quarterly Report on Form 10-Q for quarter ended June 30, 2002 filed on August 14, 2002. (SEC File No. 333-59765).

(5)

Modified Coinsurance Agreement between Allstate Life Insurance Company and Lincoln Benefit Life Company, effective December 31, 2001. Incorporated herein by reference to Exhibit 10.12 to Lincoln Benefit Life Company’s Quarterly Report on Form 10-Q for quarter ended June 30, 2002 filed on August 14, 2002. (SEC File No. 333-59765).

(6)

Modified Coinsurance Agreement between Allstate Life Insurance Company and Lincoln Benefit Life Company, effective December 31, 2001. Incorporated herein by reference to Exhibit 10.13 to Lincoln Benefit Life Company’s Quarterly Report on Form 10-Q for quarter ended June 30, 2002 filed on August 14, 2002. (SEC File No. 333-59765).

(k)	Opinion and Consent of Counsel regarding legality. Incorporated by reference to Registration No. 333-286279 on form S-1, filed on behalf of Lincoln Benefit Life Company on March 31, 2025.
(l)	Consent of Independent Registered Public Accounting Firm. Filed Herewith.
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)	Powers of Attorney for Burke Harr, Dhiren Jhaveri, Carolyn Johnson, Daniel Kiefer, Bradley Rosenblatt, Peter Schaefer, Carlos Sierra, and Joseph Wieser. Filed Herewith.
(q)	Not applicable.
(r)	Not applicable.

ITEM 28. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY:

The directors and officers of Lincoln Benefit Life Company are listed below. The principal business address of each of the officers and directors listed below is 701 O Street, Suite 500, Lincoln, Nebraska 68508.

Name	Position
Steven Fry	Chief Financial Officer, Treasurer and Vice President
Burke Harr	Director
Dhiren Jhaveri	Director
Carolyn Johnson	Director
Daniel Kiefer	Director
Bradely Rosenblatt	Director
Peter Schaefer	Director
Carlos Sierra	Director and President
Joseph Wieser	Director

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR THE REGISTERED SEPARATE ACCOUNT:

SCHEDULE Y - INFORMATION CONCERNING ACTIVITIES OF INSURER MEMBERS OF A HOLDING COMPANY
PART 1 - ORGANIZATIONAL CHART

Kevin McAllister
Jesse Rogers
Access Holdings GP LP
ACP LI Holdings, LP
Dhiren Jhaveri
Kuvare GP Holdings Ltd. FEIN: 98-1294218 Cayman Islands
Kuvare GP Holdings LP FEIN: 98-1311338 Cayman Islands
Kuvare Participation LP FEIN: 98-1310800 Cayman Islands
Kuvare Holdings LP FEIN: 98-1310770 Cayman Islands
Kuvare UK Holdings Limited FEIN: 98-1330361 United Kingdom
Kuvare Services Bermuda Ltd. FEIN: 98-1704234 Bermuda
Kuvare US Holdings, Inc. FEIN: 47-5039051 Delaware
Kuvare Life Re Ltd. AIIN: AA-3191328 Bermuda
Kuvare Bermuda Re Ltd. FEIN: 85-2875655 AIIN: AA-3191484 Bermuda
Guaranty Income Life Insurance Company FEIN: 72-0201480 NAIC: 64238 Iowa
LBL HoldCo, Inc. FEIN: 35-2479036 Delaware
United Life Insurance Company FEIN: 42-6061188 NAIC: 69973 Iowa
Kuvare Corporate Management, LLC FEIN: 92-0777465 Delaware
Aspen Services of Kuvare, LLC FEIN: 92-0970281 Delaware
ACGH Funding, LLC FEIN: 33-1499780 Delaware
ASF Holdings, LLC FEIN: 33-1415491 Delaware
Alpine Summit Funding, LLC FEIN: 88-1663760 Delaware
LBL HoldCo II, Inc. FEIN: 46-3155076 Delaware
Lanis LLC FEIN: 32-0433899 Delaware
Lincoln Benefit Life Company FEIN: 47-0221457 NAIC: 65595 Nebraska
Lancaster Re Captive Insurance Company FEIN: 46-4789276 NAIC: 15531 Nebraska

ITEM 30. INDEMNIFICATION:

The Articles of Incorporation of Lincoln Benefit Life Company (Registrant) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.

Kuvare US Holdings, Inc. has obtained directors and officers insurance, which includes indemnification for liability arising under the Securities Act of 1933 that the directors and officers of Kuvare US Holdings, Inc. and its subsidiaries may, in such capacities, incur.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS:

(a) Everlake Distributors serves as principal underwriter and distributor of the securities of the following investment companies:

•	Lincoln Benefit Life Variable Annuity Account

•	Lincoln Benefit Life Variable Life Account

•	Everlake Assurance Company Variable Life Separate Account

•	Everlake Financial Advisors Separate Account I

•	Everlake Life Insurance Company Variable Annuity Separate Account C

•	Everlake Life Variable Life Separate Account A

(b) The directors and officers of EDLLC, the principal underwriter for the contracts described in this registration statement (“Contracts”), are as follows:

Name	Position and Offices with Underwriter
Sonya Ekart	Vice President and Assistant Secretary
Angela Fontana	Manager, Senior Vice President, Chief Legal Officer and Secretary
Julie Harrigan	Treasurer, Controller & Financial and Operations Principal (FINOP)
Michael Hartt	Senior Vice President and Chief Accounting Officer
Christine Husted	Senior Vice President and Assistant Treasurer
Patrick Jeneske	Chief Compliance Officer
Rebecca Kennedy	Manager, President and Chief Executive Officer
Tracy Kirchhoff	AML Officer
Tyler (Doney) Largey	Manager and Chairman of the Board

The principal business address of each of the officers and directors is 3100 Sanders Road, Suite 303,  Northbrook, IL 60062.

(c) Compensation from the Registrant

The following commissions and other compensation were received by Everlake Distributors, the principal underwriter of the Contracts, directly or indirectly, from the Registrant for the year ended December 31, 2025.

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Discounts and Commissions	Net Underwriting Compensation on Redemption	Brokerage Commissions	Compensation
Everlake Distributors, LLC	N/A	N/A	$0	N/A

ITEM 31A. INFORMATION ABOUT CONTRACTS WITH INDEX-LINKED OPTIONS AND FIXED OPTIONS SUBJECT TO A CONTRACT ADJUSTMENT:

(a) As of December 31, 2025:

Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Index-Linked Option and/or Fixed Option subject to an Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract
Consultant I	2,241	$10,007,348.00	0	$1,582,168.00	$-26,792,194.00	Yes
Consultant II	111	$2,367,727.00	0	$369,735.00	$-3,768,995.00	Yes
Premier Planner	261	$3,168,713.00	0	$224,650.00	$-4,014,356.00	Yes

(b) Not Applicable.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS:

Not Applicable.

ITEM 33. MANAGEMENT SERVICES:

None.

ITEM 34. FEE REPRESENTATION AND UNDERTAKINGS:

With regard to the Guaranteed Maturity Fixed Account Option, the Lincoln Benefit Life Company represents (1) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and (2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Rosemont and  State of Illinois on  April 17, 2026.

Lincoln Benefit Life Company (Insurance Company)
By:	Carlos Sierra*
Carlos Sierra Director and President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 17, 2026.

Signature	Title
Burke Harr* Burke Harr	Director
Dhiren Jhaveri* Dhiren Jhaveri	Director
Carolyn Johnson* Carolyn Johnson	Director
Daniel Kiefer* Daniel Kiefer	Director
Bradley Rosenblatt* Bradley Rosenblatt	Director
Joseph Wieser* Joseph Wieser	Director
Peter Schaefer* Peter Schaefer	Director
Carlos Sierra* Carlos Sierra	Director and President (Principal Executive Officer)
/s/ Steven Fry Steven Fry	Chief Financial Officer, Treasurer and Vice President (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Steven Fry
Steven Fry, Attorney-in-fact, pursuant to Power of Attorney